UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2011

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of principal executive offices)	(Zip code)

                    (920) 743-5551

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Baylake Corp. (the “Company”) held its annual meeting of shareholders on June 6, 2011 (the “Annual Meeting”).  A total of 6,270,597 shares, or 79.3% of eligible voting shares were represented at the Annual Meeting.  At the Annual Meeting, shareholders voted to elect all four nominees proposed by the Company to serve on its Board of Directors, and ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.  The voting results were as follows:

Proposal 1: Election of Directors

	For	Withheld	Broker Non-Vote
Robert W. Agnew	3,747,336	381,959	2,141,302
Dee Geurts-Bengston	3,696,932	432,363	2,141,302
Joseph J. Morgan	3,567,994	561,301	2,141,302
Elyse Mollner Stackhouse	3,563,347	565,948	2,141,302

Proposal 2: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
5,925,043	320,791	19,763	5,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 8, 2011

BAYLAKE CORP.

By:  /s/ Kevin L. LaLuzerne

Kevin L. LaLuzerne

Senior Vice President and Chief Financial

Officer

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